COMMITMENTS AND CONTINGENT LIABILITIES	6 Months Ended
Jun. 30, 2017
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 8:	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Office lease commitments

In January 2014, the Company entered into a lease agreement for its offices in Holon, Israel. The lease expires in January 2025, with an option for the Company to extend for two additional terms of 24 months each. Additionally, the Company may choose an early termination in November 2019.

Certain facilities of the Company are rented under operating lease agreements, which expire on various dates, the latest of which is in 2022. The Company recognizes rent expense under such arrangements on a straight-line basis.

Furthermore, the Company leases motor vehicles for employees under operating lease agreements.

Aggregate minimum lease commitments under the aforesaid non-cancelable operating leases as of June 30, 2017 are as follows:

2017 (six months ending December 31)	$2,505
2018	5,439
2019	3,348
2020	2,498
Thereafter	7,904

$21,694

b.	Contingent purchase obligation

On November 30, 2012, the Company completed the acquisition of 100% of Sweet IM’s shares. Pursuant to the terms of the Share Purchase Agreement (“SPA”) between the Company and SweetIM, the Company was obligated to pay SweetIM's shareholders, among other payments, a payment of up to $ 7,500 in cash in May 2014, if certain milestones were met (the “Contingent Payment”). The milestones were based on the Company's revenues in 2013, and the absence of certain changes in the industry in which the Company operates. On May 28, 2014, the Company paid $2,500 on account of the Contingent Payment. Following such payment, on June 22, 2014, SweetIM’s Shareholders’ representative notified the Company claiming that the Company owes SweetIM’s shareholders the entire Contingent Payment. The Company believes that the claim is without merit and plans to defend against it vigorously. Until this dispute is resolved, the Company will maintain the $5,000 liability in its financial statements that was recorded at the time it entered into the SPA. In April 2015, pursuant to the Share Purchase Agreement, an arbitration process with respect to this claim was commenced in Israel.

c.	Legal Matters

On December 22, 2015, Adtile Technologies Inc. filed a lawsuit against the Company and Intercept Interactive Inc. (“Intercept”), a subsidiary of Interactive Holding Corp., in the United States District Court for the District of Delaware. The lawsuit alleges various causes of action against Perion and Intercept related to Intercept’s alleged unauthorized use and misappropriation of Adtile’s proprietary information and trade secrets. Adtile is seeking injunctive relief and, unspecified monetary damages. On June 23, 2016, the court denied Adtile’s motion for a preliminary injunction. On June 24, 2016, the court (i) granted the Company’s motion to dismiss, and (ii) granted Intercept’s motion to stay the action and compel arbitration. The Company is unable to predict the outcome or range of possible loss at this stage and believes it has strong defenses against this lawsuit and intends to defend against it vigorously.

From time to time, the Company is party to other various legal proceedings, claims and litigation that arise in the ordinary course of business. It is the opinion of management that the ultimate outcome of these matters will not have a material adverse effect on the Company's financial position, results of operations or cash flows.